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                                                                    EXHIBIT 99.A

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K/A for the period ending December 31, 2002, of Colorado Interstate Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Somerhalder II, Chairman of the Board and Chief Executive Officer (Principal Executive Officer), certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ JOHN W. SOMERHALDER II
                                          --------------------------------------
                                                  John W. Somerhalder II
                                                Chairman of the Board and
                                                 Chief Executive Officer
                                              (Principal Executive Officer)

                                          June 20, 2003

A signed original of this written statement required by Section 906 has been provided to Colorado Interstate Gas Company and will be retained by Colorado Interstate Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.